SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549-1004

                                ---------------------------

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

                            Date of Report February 29, 2000


                                   NORTHEAST UTILITIES
                                   -------------------
                  (Exact name of registrant as specified in its charter)


  MASSACHUSETTS                      1-5324               04-2147929
  ------------                       ------               ----------
 State or other                    Commission          I.R.S. Employer
 jurisdiction of                    File No.)         Identification No.)
 incorporation
 or organization)

                                 174 BRUSH HILL AVENUE
                      WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
                      -------------------------------------------
                       (Address of principal executive offices)


                 Registrant's telephone number, including area code
                                    (413) 785-5871





                      INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

23    Consent of Arthur Andersen LLP

27 Financial Data Schedule (To the extent provided in Rule 402 of Regulation S-T, this exhibit shall not be deemed "filed", or otherwise subject to liabilities, or be deemed part of a registration statement.)

99.1 Consolidated balance sheet and statement of capitalization at December 31, 1999 and 1998, and related consolidated statements of income, of retained earnings, and of cash flows for each of the three years in the period ended December 31, 1999, and the notes thereto, of Northeast Utilities and its subsidiaries ("1999 Financial Statements").

99.2 Report of Arthur Andersen LLP, dated January 25, 2000, relating to the 1999 Financial Statements.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations, dated January 25, 2000, relating to the 1999 Financial Statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

                                SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTHEAST UTILITIES


                                      By: /s/ John H. Forsgren
                                          -------------------------------
                                              John H. Forsgren
                                              Executive Vice President
                                              and Chief Financial Officer


Date:  February 23, 2000